UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2006

TRX, INC.

(Exact Name Of Registrant As Specified In Charter)

Georgia	000-51478	58-2502748
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6 West Druid Hills Drive

Atlanta, Georgia 30329

(Address of principal executive offices, including zip code)

(404) 929-6100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) Extension of Employment Agreement with H. Shane Hammond

On November 29, 2006, TRX, Inc. (the “Company”) amended the Employment Agreement, dated December 1, 2003, as amended April 26, 2005, (the “Employment Agreement”) with H. Shane Hammond, the Company’s Executive Vice President, Sales & Client Services, North America to extend the expiration date of the term of the Employment Agreement from December 1, 2006 to December 1, 2008.

Pursuant to the terms of the Employment Agreement, Mr. Hammond’s annual base salary is $236,250, and Mr. Hammond is eligible for a discretionary annual bonus of up to 50% of his base salary. Mr. Hammond also is entitled to receive additional customary benefits commensurate with those provided to the Company’s other executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRX, INC.
(Registrant)

Date: December 1, 2006	/s/ David D. Cathcart
David D. Cathcart Chief Financial Officer